PROJECT ARROW
DRAFT
CONFIDENTIAL
Presentation to the Special Committee
June 25, 2006
PRELIMINARY | SUBJECT TO FURTHER REVIEW AND EVALUATION
THESE MATERIALS MAY NOT BE USED OR RELIED UPON FOR ANY PURPOSE OTHER THAN AS SPECIFICALLY CONTEMPLATED BY A
WRITTEN AGREEMENT WITH CREDIT SUISSE.

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Table of Contents
1. Market Update
2. Update on Consortium Proposal
3. Preliminary Review of Selected Alternatives
4. Next Steps
Appendix
A. Supplemental Analysis
B. Updated Preliminary Financial Analysis

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Today’s Agenda
An overview of recent capital market conditions
An update on stock price performance of selected companies
A discussion of certain stockholder reactions to the proposal, including the
Special Committee’s meeting with Eminence Capital
Current Market
Conditions
A preliminary review of the potential value implications of implementing various strategic alternatives
A preliminary review of an LBO done in conjunction with a sale of AUCA
A further discussion of financial and ownership implications of a significant share repurchase
Discussion of
Selected
Alternatives
A discussion of how the Special Committee could respond to the consortium and other interested parties, as well as next steps in its consideration of alternatives
Next Steps
A review of CS’s and S&S’s meeting with consortium representatives
A review of discussions with other parties
Update on the
Current Proposal
and Other Inquiries

CONFIDENTIAL | PRELIMINARY ANALYSIS 4 1. Market Update

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Arrow Share Price Performance
Since June 2 Meeting
Broader equity indices have been under pressure and Arrow’s average daily trading volume has remained relatively high.
Stock has held steady above the offer price of $32
(1)
Average daily trading volume remains high, with
approximately 2.1 million shares trading daily
(2)
vs.
530,000 shares pre-announcement
Equity research target prices, reactions and
recommendations have not changed since the
Committee’s last meeting
Significant shareholder activity
Ariel Capital Management, formerly Arrow’s
largest shareholder, sold approximately
11 million of its 15.2 million shares
Eminence Capital, Arrow’s largest institutional
shareholder with 6.3%, has increased its
shareholding by over 230,000 shares since our
last meeting
Observations
Source: FactSet.
(1) Since the proposal was announced, Arrow’s stock price has closed below the offer price only once ($31.80 on June 13, 2006).
(2) 2.1 million share ADTV since announcement represents 1.8% of public float; 24.2% of public float traded on day of announcement.
Trading Performance
Arrow % Daily Change
Date Price Volume Arrow S&P 400 DJIA Nasdaq
5/31/06 $32.75 3,455,000 -- -- -- --
6/1/06 33.00 1,092,700 0.8% 1.5% 0.8% 1.9%
6/2/06 33.06 993,400 0.2% 0.4% (0.1%) (0.0%)
6/5/06 32.70 1,222,700 (1.1%) (2.4%) (1.8%) (2.2%)
6/6/06 32.70 854,400 0.0% (0.6%) (0.4%) (0.3%)
6/7/06 32.84 1,234,600 0.4% (0.8%) (0.6%) (0.5%)
6/8/06 32.77 1,230,900 (0.2%) (0.5%) 0.1% (0.3%)
6/9/06 32.66 588,700 (0.3%) (0.2%) (0.4%) (0.5%)
6/12/06 32.30 893,800 (1.1%) (2.2%) (0.9%) (2.0%)
6/13/06 31.80 3,930,400 (1.5%) (1.6%) (0.8%) (0.9%)
6/14/06 32.50 2,270,500 2.2% 0.5% 1.0% 0.7%
6/15/06 32.67 612,700 0.5% 3.2% 1.8% 2.8%
6/16/06 32.80 689,700 0.4% (0.4%) (0.0%) (0.7%)
6/19/06 33.10 715,300 0.9% (1.6%) (0.7%) (0.9%)
6/20/06 33.15 1,214,800 0.2% (0.4%) 0.3% (0.2%)
6/21/06 33.11 1,144,400 (0.1%) 1.8% 0.0% 1.6%
6/22/06 32.81 1,308,000 (0.9%) (0.6%) 0.4% (0.9%)
6/23/06 32.92 1,033,900 0.3% 0.9% (0.3%) (0.1%)
Total Percent Change 0.5% (3.2%) (1.6%) (2.6%)

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Equity Market Update Debt Market Update
The equity markets continue to reflect broad investor
sentiment that the US economy is headed for a
slowdown
The S&P 500 is down 3.4% since June 2nd and
6.1% since May 5th (LTM high)
Investors are focused on economic data, particularly
signs of inflation, and how the Federal Reserve will
respond
Core CPI for Q1 revised upwards and economists
expect the same for GDP
Market is pricing-in an almost certain 25-bp hike
at the next FOMC meeting (June 28/29)
Investors are struggling with whether the Fed has
gone too far
Market is expected to continue to focus on economic
data until Q2 earnings season and possible 2006
forecast revisions come into play (expected late July)
The high yield market has softened recently, driven in
part by rising interest rates, uncertainty surrounding the
Fed and an imbalance in supply/demand technicals
The 10-Year Treasury is up 20 bps in June
The high yield forward issue calendar reached
$9.3bn last week, the highest it has been since
January
High yield mutual funds experienced outflows of
roughly $325mm last week, bringing YTD outflows
to $1.9bn
Uncertainty remains whether recent contraction is a
semi-annual market correction that has occurred in
recent years, or indicative of larger market concerns
Default rates, currently at approximately 2%, remain
well below historical averages
Given treasury movements, spreads have actually
compressed YTD, implying that the recent sell-off is
not a result of credit concerns
Equity and debt markets have experienced downward pressure recently.
Review of Capital Market Conditions

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Changes in Selected Companies
Valuation Multiples
Despite recent declines in share prices, food and support services valuation multiples have remained largely unchanged, while uniform multiples have contracted slightly.
($ in millions, except per share values)
EV / EBITDA
P/E (1)
Share Price as of 2006E 2007E 2006E 2007E
Last Last Last Last Last
Company Meeting Today % Change Meeting Today Meeting Today Meeting Today Meeting Today
Arrow (Current) $33.06 $32.92 (0.4%) 8.5x 8.5x 7.9x 7.9x 20.2x 20.1x 17.9x 17.8x
Arrow (Offer) $32.00 $32.00
NA
8.3x 8.3x 7.7x 7.7x 19.5x 19.5x 17.3x 17.3x
Arrow (Pre-Offer) $28.11 $28.11 NA 7.5x 7.5x 6.9x 6.9x 17.1x 17.1x 15.2x 15.2x
Food and Support Services
Autogrill $15.79 $14.83 (6.1%) 8.1x 7.9x 7.6x 7.4x 20.9x 20.3x 18.6x 18.1x
Centerplate
(2) $14.17 $13.30 (6.1%) 9.0x 8.7x 8.7x 8.3x NM NM NM NM
Compass $4.60 $4.66 1.3% 8.7x 9.1x 8.3x 8.6x 21.6x 22.7x 16.0x 16.9x
Elior
(3) $13.74 $13.74 0.0% 7.7x 7.7x 7.3x 7.3x 15.1x 15.1x 13.5x 13.5x
Sodexho $46.21 $45.70 (1.1%) 9.0x 9.2x 8.1x 8.2x 19.0x 19.4x 16.5x 16.9x
Mean (2.4%) 8.5x 8.5x 8.0x 8.0x 19.2x 19.4x 16.2x 16.3x
Median (1.1%) 8.7x 8.7x 8.1x 8.2x 19.9x 19.8x 16.3x 16.9x
Uniform and Career Apparel
United States
Cintas $42.17 $39.71 (5.8%) 10.3x 9.7x 9.4x 8.9x 20.9x 19.7x 18.3x 17.3x
G&K Services $39.27 $34.98 (10.9%) 8.8x 8.0x 8.0x 7.3x 19.5x 17.4x 17.2x 15.3x
Unifirst $32.02 $31.60 (1.3%) 6.8x 6.8x 6.3x 6.2x 16.2x 16.0x 13.9x 13.7x
International
Davis Service Group $8.64 $8.30 (3.9%) 4.6x 4.6x 4.5x 4.5x 13.3x 13.3x 12.5x 12.5x
Rentokil $2.73 $2.78 1.6% 7.1x 7.4x 6.8x 7.0x 13.5x 14.2x 12.3x 13.0x
Mean (4.1%) 7.5x 7.3x 7.0x 6.8x 16.7x 16.1x 14.9x 14.4x
Median (3.9%) 7.1x 7.4x 6.8x 7.0x 16.2x 16.0x 13.9x 13.7x
Overall Mean (3.2%) 8.0x 7.9x 7.5x 7.4x 17.8x 17.6x 15.5x 15.2x
Overall Median (2.6%) 8.4x 7.9x 7.8x 7.4x 19.0x 17.4x 16.0x 15.3x
Note: Last Meeting reflects share prices and valuation as of May 31, 2006; Today reflects share prices and valuation as of June 23, 2006.
(1) EPS estimates based on Investext equity research.
(2) Centerplate trades as an Income Deposit Security.
(3) As of January 11, 2006, the day before Robert Zolade announced that he was reviewing the possibility of opening his share capital to new investors.  A cash tender was launched on March 27, 2006.

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Review of Eminence Capital Presentation
On June 12, Eminence Capital presented its view on valuation and strategic alternatives to selected members of the Special Committee, Credit Suisse and Shearman & Sterling.
Eminence provided a summary valuation using precedent transaction and LBO analyses that values Arrow between $37.00 - $48.17
Eminence also stated its belief that Arrow equity research price targets are flawed in two respects:
Pre-Offer price targets are based on GAAP EPS, while Arrow’s primary comparables trade on “Cash EPS”
Post-Offer price targets incorporate multiple flawed assumptions
Eminence is optimistic about Arrow’s prospects based on its consistent growth, predictable results, high returns on capital, strong free cash flow generation and recognized leadership position
Eminence also outlined a number of options that it believes are available to the Special Committee
Negotiate with the buying group for a price at or near fair value
Initiate an auction for the Company and allow the CEO-led offering group to bid
If an offer at or near fair value does not materialize, then repurchase 20% - 30% of shares outstanding via a
Dutch tender offer and highlight “Cash EPS”
Eminence’s projections are based on publicly available information and Eminence estimates
(1) Source: Eminence Capital.
($ in millions)
EBITDA 2006 2007 2008 2009 2010 2011
Eminence Projections
(1)
$948 $1,034 $1,106 $1,184 $1,266 $1,355
Management Plan 954 1,030 1,103 1,171 1,248 1,320
% Difference (0.6%) 0.4% 0.3% 1.1% 1.4% 2.7%

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Implied Valuation Range
$32.00 – $37.00
Financial projections based on Arrow five-year plan
$13-$14 million of working capital increases per
annum
Exit multiple range of 8.5x LTM EBITDA
Cost of debt of 8.56%
Implied IRR of approximately 17-30% depending on
purchase price
Leverage of 7.0x based on 6/30/06E adjusted LTM
EBITDA ($6,770mm of debt financing)
Targeting a 15.0% to 20.0% IRR using the
Management Case would yield an implied valuation
range of $35.32 to $37.84 per share, respectively
(excluding management promote)
Selected list of recent transactions highlighting Elior
and SSP as most relevant (e.g., EQT/SSP, HBI/Elior,
Charterhouse/PHS Group, EQT/ISS,
Consortium/SunGuard)
Price Range (1)
$37.00 – $41.26
Implied EBITDA Multiple
9.0x – 9.8x
Assumed 2006E EBITDA: $948mm
Selected transactions based on a broad number of
transactions in Arrow’s core segments
(e.g., EQT/SSP, HBI/Elior, Sodexho/SMS,
Cintas/Omni Services, Cintas/Unitog)
A complete list of relevant transactions can be found
on slide 42
Price Range
$34.00 – $41.00
Implied EBITDA Multiple
8.8x – 10.3x
Assumed 2006E EBITDA: $954mm
Implied Valuation Range
$38.91 – $42.49
Financial projections based on publicly available
information and Eminence estimates
No assumed increase in working capital
requirements
Exit multiple of 8.25x NTM EBITDA
Cost of debt of 7.81%
Assumed IRR of 15-20%
Leverage of ~6.5x based on 6/30/06E adjusted LTM
EBITDA (consistent with consortium proposal of
$6,250mm of debt financing)
Eminence Analysis
Comparison of Assumptions
LBO Analysis
Precedent
Transactions
CS Analysis
(1) $37.00 per share based on average EV/EBITA multiple of 12.9x for selected transactions.
Note: EBITDA based 9/30/06 assumptions.

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Assumes 16.3x NTM EPS and 3.0x leverage –
25.2% of total shares outstanding
Estimated debt of $1,657mm as of 9/30/06
Financing based on 2007E EBITDA of $1,034mm
at 7.25% cost of debt
Assumes post tender offer trading multiple based
on average of Sodexho, Compass and Cintas
(FY 2007E)
Assume transaction occurs end of FY 2007
Assumes “Cash EPS”
Implied 2007E Share Price (1)
$38.12 at 3.0x leverage and a
$32.00 repurchase price
Assumes 16.7x NTM EPS and 4.5x leverage –
40.8% of total shares outstanding
Estimated debt of $1,869mm as of 9/30/06
Financing based on 6/30/06 PF EBITDA of
$967mm and 7.44% cost of debt
Assumes post tender offer trading multiple based
on NTM EPS consensus estimate one day prior to
the announced proposal
Assumes transaction occurs end of FY 2006
Assumes GAAP EPS
Implied 2007E Share Price (1)(2)(3)
$37.91 at 3.0x leverage and a
$32.00 repurchase price
$37.56 at 4.5x leverage and a
$34.00 repurchase price
Comparison of Assumptions (cont’d)
Repurchase
Eminence Analysis CS Analysis
(1) Excludes value associated with cash in repurchase.
(2) Based on illustrative future share price analysis; the present values of the $37.91 and $37.56 share prices are $34.15 and $33.84, respectively, discounted at 11% cost of equity.
(3) These calculations are based upon management estimates of EPS growth rates and current public market trading multiples.  These calculations do not purport to reflect the value of these securities or the prices at which securities actually may be sold.  Calculations based upon estimates of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than those suggested by these calculations.

CONFIDENTIAL | PRELIMINARY ANALYSIS 11 2. Update on Consortium Proposal

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Consortium Proposal
Consortium Members:
Arrow Management  GS Capital Partners J.P. Morgan Partners
Thomas H. Lee Partners Warburg Pincus LLC
Offer Price: $32 per share (13.8% premium to closing market price as of April 28, 2006)
Equity Value: $5.9 billion (19.5x 2006E Net Income; 17.3x 2007E Net Income)
Enterprise Value: $7.9 billion (8.1x 2006E EBITDA; 7.5x 2007E EBITDA)
Form of Consideration: 100% Cash
Financing: Debt
Approximately $6.24 billion of debt or approximately 6.5x LTM Adjusted EBITDA as of June 30, 2006
($3.62 billion of bank, $2.62 billion of bond and $600 million of unfunded revolver)
To be arranged by Goldman Sachs Credit Partners L.P. and J.P. Morgan Securities, Inc.
“Highly confident” letter provided by the banks listed above
Debt commitment letters to be provided (consortium has indicated they are prepared to sign current letters)
Preliminary rating view: B2/B
Equity
Approximately $1.9 billion of equity to be provided by the Consortium Members
Equity commitment letters to be provided
Debt
Commitment Letters:
No market Material Adverse Change (“MAC”) provision
Business MAC to conform to purchase agreement
Representations and Warranties to conform to purchase agreement
Syndication is not a condition to closing
No leverage or minimum EBITDA condition
No conditions on new information
Post-closing collateral flexibility
“Covenant light” financing package
Source: Consortium financial and legal advisors.
(1) CS has been informed that discussions regarding equity participation have been had with Mr. Neubauer (CEO), Fred Sutherland (CFO) and Bart Colli (GC).
Note: Certain terms of the proposal, including management’s participation, have not been finalized among the Consortium Members.
Text in blue represents new information since June 2, 2006 meeting.
On June 14   , the consortium’s financial and legal advisors met with Credit Suisse and Shearman & Sterling and discussed additional detail of the equity arrangement and financing plan supporting its proposal.
th
(1)

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Consortium Proposal (cont’d)
Source: Consortium financial and legal advisors.
(1) Mr. Neubauer is expected to reinvest between 30% and 50% of his existing shareholding, and may increase participation above 2/3 depending upon the level of participation by Arrow Senior Managers.
(2) Allocation of options to Arrow Senior Managers to be determined by Mr. Neubauer with the consent of the Sponsors.
Note: Certain terms of the proposal, including management’s participation, have not be finalized among the Consortium Members.
Text in blue represents new information since June 2, 2006 meeting.
(1)
Board Composition:
For the Initial 4-Year Period (“Initial Period”)
11 Directors
–
Mr. Neubauer (Chairman and CEO)
–
6 Independent Directors (to be approved by Nominating Committee, which will be selected by Mr. Neubauer)
–
4 Directors representing the 4 sponsors (subject to Mr. Neubauer’s consent)
For 2 Years Following the Initial Period
Sponsors to select the 6 Independent Directors (with influence from Mr. Neubauer)
Mr. Neubauer’s Rights:
Veto rights on an IPO and / or sale of the Company for Initial Period
Rights remain essentially the same if Mr. Neubauer relinquishes CEO role but maintains current ownership
Sponsor Rights: Affirmative consent from Sponsors required for (i) material acquisitions and divestitures (ii) equity issuance and (iii) other material transactions
Management
Participation:
Equity roll-over equal to at least 10%, but likely closer to 15%
–
Mr. Neubauer: 2/3 of total roll-over
–
250 Arrow Senior Managers: 1/3
Management Options
(2)
:
17.5% of fully diluted equity (12.5% issued at closing at transaction price; 5% in future years)
1/3 performance based; 2/3 time vested
Arrow Senior Managers are eligible for option grants; however, eligibility contingent upon participation in the equity roll-over
Additional equity grants to be considered by the Board

CONFIDENTIAL | PRELIMINARY ANALYSIS 14 3. Preliminary Review of Selected Alternatives

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ADVANTAGE CONSIDERATIONS PRELIMINARY IMPLIED VALUE RANGE
Modest growth with
relatively low risk profile
Appears to indicate upside
potential in pre-
announcement stock price
Deliver value through
organic growth and margin
improvement
Fragmented market
provides “bolt-on”
acquisition opportunities
Market might ask “What’s
next?”
Likely result in immediate
stock price reduction
Potential exposure to near-
term underperformance
relative to Street
expectations
Illustrative Future Share Price Analysis: $32 - $34,
depending on future P/E multiple
Range of DCF Analysis
(1)
: $32 - $43
Expands potential buyer
universe
Cash proceeds from
divestiture(s) could be used
for a number of alternatives
(distribution, significant
acquisition)
Lack of significant multiple
differentiation between
segments
May restrict strategic
transactions post-separation
if spin-off
Tax leakage impacts value
creation opportunity
Spin-off AUCA: $28 - $35, depending on pro forma trading
multiples
Divest AUCA: $27 - $34, depending on AUCA sale multiple
and pro forma FSS trading multiple
Immediate return of value to
stockholders – potentially at
premium to current stock
price in a repurchase
Could structure repurchase
with ESOP component to
enhance employee
ownership
EPS accretive transaction
Potentially results in ratings
downgrade / increased cost
of capital
May increase
Mr. Neubauer’s voting
position depending on his
participation
$31 - $36, depending on future P/E multiple
Realize change of control
value for stockholders
May capture differential
between public and private
market valuations
Increased financial risk /
reduces financial flexibility
$32 - $37, depending on leverage, financial projection
assumptions, IRR targets and level of management promote
Realize strategic value for
stockholders
Potential synergies may
facilitate attractive valuation
Limited universe of strategic
buyers with both an appetite
and financial capability
Potential for premium valuation depending on third-party
interest
Uncertain interest level, but ongoing discussions
Note: Illustrative value ranges to be considered in conjunction with detailed analysis and sensitivities contained herein.
(1) Based on consolidated DCF.
Recapitalization /
Repurchase /
Special Dividend
Preliminary Review of Selected Alternatives
Implement
Strategic
Plan
Leveraged
Buyout
Corporate Merger /
Sale of Company
Separate
Business Units

CONFIDENTIAL | PRELIMINARY ANALYSIS 16 4. Next Steps

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Next Steps
Refine execution strategy around desirable alternatives, as appropriate
Construct strategy with respect to external and internal communications
Develop strategy for communicating with consortium / other bidders

CONFIDENTIAL | PRELIMINARY ANALYSIS 18 Appendix

CONFIDENTIAL | PRELIMINARY ANALYSIS 19 A. Supplemental Analysis

CONFIDENTIAL | PRELIMINARY ANALYSIS
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Implement
Strategic
Plan
Analysis assumes an estimate of Arrow’s share price discounted to September 2006
Illustrative Future Share Price Analysis
These calculations are based upon management estimates of EPS growth rates and current public market trading multiples. These calculations do not purport to reflect the value of these securities or the prices at which securities actually may be sold. Calculations based upon estimates of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than those suggested by these calculations.
($ in millions, except per share data)
'05 - '09
FYE 9/30,
2005A 2006E 2007E 2008E 2009E CAGR
Management Case
Revenue $10,963 $11,599 $12,222 $12,904 $13,624 5.6%
% Growth 7.6% 5.8% 5.4% 5.6% 5.6%
EPS $1.53 $1.62 $1.86 $2.16 $2.46 12.6%
% Growth 12.5% 5.9% 14.8% 16.1% 13.9%
Implied Value per Share
Assumed Forward P/E Multiple 16.7x 16.7x 16.7x
Implied Future Stock Price $36.07 $41.08 $46.26
PV Stock Price
Status Quo
@ 11.0% Cost of Equity
(1)
$28.11
$32.50 $33.33 $33.81
% Premium / (Discount) to Pre-Offer 15.6% 18.6% 20.3%
(1) Based on beta of 0.67 from Barra; risk-free rate of 5.2%; size premium of 0.75% from Ibbotson 2005 yearbook.
Sensitivity Analysis –
Implied PV of 2008E Stock Price
'05 - '09 EPS CAGR
11.6% 12.6% 13.6%
15.0x $28.89 $29.94 $31.02
(13.3%) (10.2%) (6.9%)
16.0x $30.82 $31.94 $33.09
(7.5%) (4.2%) (0.7%)
16.7x $32.17 $33.33 $34.53
(3.5%) 0.0% 3.6%
18.0x
$34.67 $35.93 $37.22
4.0% 7.8% 11.7%
19.0x
$36.60 $37.92 $39.29
9.8% 13.8% 17.9%
Note:Arrow's historical 3-year averageforward P/E multipleis 17.1x.
Note: Percentages reflect premium / (discount) to management's plan.

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A spin-off of AUCA could be a tax-efficient alternative to a straight sale.
Stockholders could benefit from pure-play economics
Assumes spin-off is effective September 2006
Multiples have been adjusted versus June 2 meeting to reflect current valuation
Separate
Business
Units
Spin-Off AUCA
Implied Effective Value – Consolidated Pro Forma Stand-alone
Business Unit Financials
Implied Effective Value – By Segment
Note: Percentages below per share values represent accretion / (dilution) to pre-offer Arrow share price of $28.11.
7.1x multiple equates to comparable company trading multiple adjusted for management’s projections.
Note: Percentages below per share values represent segment’s contribution to overall share price.
7.1x multiple equates to comparable company trading multiple adjusted for management’s projections.
($ in milliions)
FYE 9/30,
2006E 2007E
FSS Standalone
Revenue $9,969.8 $10,508.9
% Growth 6.0% 5.4%
EBITDA
(1)
$748.2 $799.8
% Margin 7.5% 7.6%
Debt / EBITDA
(1)
2.2x –
AUCA Standalone
Revenue $1,629.5 $1,713.2
% Growth 4.9% 5.1%
EBITDA
(1)
$205.6 $224.8
% Margin 12.6% 13.1%
Debt / EBITDA
(1)
2.2x –
Source: Management estimates provided to CS on May 25, 2006.
(1) Assumes 100% of corporate overhead and debt allocated based on EBITDA contribution
PF Trading Multiple of FSS '07E EBITDA
6.5x 7.0x 8.5x
$25.05 $27.20 $33.64
(10.9%) (3.2%) 19.7%
$26.26 $28.41 $34.84
(6.6%) 1.1% 24.0%
$27.47 $29.61 $36.05
(2.3%) 5.3% 28.2%
8.5x
7.5x
6.5x
Multiple of AUCA '07E EBITDA Multiple of FSS '07E EBITDA
AUCA Midpoint 7.5x FSS Midpoint 7.0x
$19.83 $5.63
75.5% 20.7%
$21.83 $6.58
76.9% 23.1%
$27.92 $7.54
80.1% 25.4%
6.5x
7.5x
8.5x
6.5x
7.0x
8.5x
nd

CONFIDENTIAL | PRELIMINARY ANALYSIS
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While a sale of AUCA would provide significant cash proceeds to Arrow, it would also res ult in significant tax leakage under most sale structures.
Small group of possible strategic buyers
CS believes an auction would garner significant financial sponsor interest
Key Assumptions
Transaction close of September 2006
AUCA is sold for 9.0x – 11.5x LTM EBITDA
Tax basis of $960 million (based on management estimates)
Proceeds used to pay down debt (alternative uses could include share buyback)
Illustrative Analysis of Proceeds Estimated Value to Arrow Stockholders
Separate
Business
Units
Divest AUCA
Note: Percentages below per share values represent accretion / (dilution) to pre-offer Arrow share price of $28.11.
7.1x multiple equates to comparable company trading multiple adjusted for management’s projections.
($ in millions)
LOW HIGH
Potential Sale of AUCA $1,969 – $2,516
Assumed Tax Basis 960
Gain on Sale $1,009 – $1,556
Cash Taxes (at 37.5%) 378 – 584
Net Cash Proceeds to Arrow $1,591 – $1,933
Implied Effective Multiple 7.3x – 8.8x
PF Multiples of Arrow '07E EBITDA
6.5x 7.0x 8.5x
9.00x $25.26 $27.37 $33.70
(10.1%) (2.6%) 19.9%
10.25x
$25.72 $27.83 $34.16
(8.5%) (1.0%) 21.5%
11.50x $26.18 $28.29 $34.62
(6.9%) 0.6% 23.1%

CONFIDENTIAL | PRELIMINARY ANALYSIS
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CS believes Arrow may be able to perform a stock repurchase via a debt issuance, increasing leverage to 2.5x - 4.5x EBITDA.
CS believes Arrow may be able to increase leverage to approximately 2.5x EBITDA while maintaining its investment grade rating
CS believes leverage of 4.5x EBITDA could be achieved in the current market without the market viewing Arrow as “over-levered”
Analysis of Share Repurchase
Recapitalization /
Repurchase
Pro Forma Ownership @ 4.5x Leverage
(shares in millions)
Current
Participates
Pro Rata
Does Not
Participate
Joseph Neubauer
A Shares 23.8 14.3 23.8
B Shares 0.0 0.0 0.0
Total Shares 23.8 14.4 23.8
Economic Interest 13.3% 13.3% 22.0%
Voting Interest 33.7% 33.7% 48.4%
Public Float 67.2% 67.2% 60.4%
Note: Assumes shares repurchased at $34.00 per share.
Pro Forma Ownership @ 2.5x Leverage
(shares in millions)
Current
Participates
Pro Rata
Does Not
Participate
Joseph Neubauer
A Shares 23.8 21.7 23.8
B Shares 0.0 0.0 0.0
Total Shares 23.8 21.7 23.8
Economic Interest 13.3% 13.3% 14.6%
Voting Interest 33.7% 33.7% 36.1%
Public Float 67.2% 67.2% 66.2%
Note: Assumes shares repurchased at $34.00 per share.
($ in millions, except per share data)
Repurchase Price per Share Repurchase Price per Share
$32.00 $34.00 $36.00 $32.00 $34.00 $36.00
% Premium 13.8% 21.0% 28.1% 13.8% 21.0% 28.1%
Pro Forma LTM Credit Statistics
Status Quo
(1)
Debt / EBITDA 2.0x 2.5x 2.5x 2.5x 4.5x 4.5x 4.5x
Transaction Overview
New Debt Issued $548 $548 $548 $2,483 $2,483 $2,483
Shares Repurchased (MM) 16.7 15.7 14.9 75.6 71.2 67.2
% of Basic Shares Outstanding 9.3% 8.8% 8.3% 42.2% 39.7% 37.5%
Financing Rate
(2)
7.39% 7.39% 7.39% 7.42% 7.42% 7.42%
Total Effective Value per Share $31.49 $31.50 $31.50 $31.85 $31.88 $31.90
% Premium to Pre-Offer Price 12.0% 12.1% 12.1% 13.3% 13.4% 13.5%
Note: Analysis based on management estimates provided to CS on May 25, 2006, Arrow pre-offer stock price of $28.11 and 179 million basic shares outstanding.
(1) Assumes debt balance at the end of FY2006 of $1,869.5 million and leverage multiple based on 6/30/06E LTM adjusted EBITDA of $967.1 million (per management estimates).
(2) Assumes financing rates of L + 1.75% on new bank debt and 7.50% on new senior unsecured notes.

CONFIDENTIAL | PRELIMINARY ANALYSIS
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Average Value Received in Repurchase
Effective Value per Share
($ in millions)
LTM Projected Fiscal Year Ending September 30,
09/30/06 2007 2008 2009 2010 2011
Revenues $11,599 $12,222 $12,904 $13,624 $14,378 $15,162
Adjusted Net Income – $215.3 $263 $313 $363 $421
Adjusted EPS – $1.97 $2.42 $2.88 $3.35 $3.88
% Accretion / (Dilution) – 5.7% 12.2% 17.2% 20.8% 24.0%
P/E Multiple 15.5x 15.5x 15.5x 15.5x 15.5x NA
PV Implied Price per Share
(1)
$30.48 $33.84 $36.28 $37.93 $39.61 NA
$13.50 $13.50 $13.50 $13.50 $13.50 $13.50
Residual Value of Arrow Equity 18.38 20.40 21.87 22.87 23.88 NA
Effective Value per Share $31.88 $33.90 $35.37 $36.37 $37.38 NA
Analysis of Share Repurchase (cont’d)
Recapitalization /
Repurchase
Projected Share Price and Value per Share at Total Leverage of 4.5x EBITDA
Projected Share Price and Value per Share at Total Leverage of 2.5x EBITDA
Note: These calculations are based upon management estimates of EPS growth rates and current public market trading multiples.  These calculations do not purport to reflect the value of these securities or the prices at which securities actually may be sold.  Calculations based upon estimates of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than those suggested by these calculations.
(1) Analysis assumes implied price per share discounted to present value at cost of equity of 11.0%.
Average Value Received in Repurchase
Effective Value per Share
($ in millions)
LTM Projected Fiscal Year Ending September 30,
09/30/06 2007 2008 2009 2010 2011
Revenues $11,599 $12,222 $12,904 $13,624 $14,378 $15,162
Adjusted Net Income – $308.9 $361 $416 $471 $534
Adjusted EPS – $1.87 $2.20 $2.53 $2.87 $3.25
% Accretion / (Dilution) – 0.6% 2.0% 3.0% 3.6% 4.0%
P/E Multiple 16.7x 16.7x 16.7x 16.7x 16.7x NA
PV Implied Price per Share
(1)
$31.26 $33.14 $34.35 $35.05 $35.80 NA
$2.98 $2.98 $2.98 $2.98 $2.98 $2.98
Residual Value of Arrow Equity 28.52 30.24 31.34 31.98 32.66 NA
Effective Value per Share $31.50 $33.22 $34.32 $34.96 $35.65 NA

CONFIDENTIAL | PRELIMINARY ANALYSIS
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Share Repurchase Funding Alternatives
Recapitalization /
Repurchase
The issuance of traditional debt is the most common funding source for large share repurchases.
Opportunity to re-lever the balance sheet
Credit spreads remain at historical lows with large investor appetite for quality stories
A leveraged recapitalization can be achieved with historically high leverage multiples without negatively impacting equity share price
Share repurchase funded with a convertible security is a viable alternative to a traditional debt-funded repurchase.
Repurchase shares at lower price than conversion price on convertible
May be more accretive to EPS than straight debt funding alternative
In the event Mr. Neubauer elects not to participate in repurchase, a convert may mitigate accretion in his voting position
Can be structured to provide equity credit from a ratings perspective
Convertible Debt
Traditional Debt

CONFIDENTIAL | PRELIMINARY ANALYSIS
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($ in millions)
Spread / x of LTM
Sources Amount % Int. Rate Adj. EBITDA Uses Amount %
Excess Cash $0.0 0% – 0.00x Equity Purchase Price @ $35 per Share $6,455.2 74%
Term Loan B $3,143.2 36% 2.25% 3.25x Refinance Term Loan B 1,619.5 18%
A/R Securitization Facility 225.0 3% 1.00% 0.23x Rollover A/R Securitization Facility 225.0 3%
5.0% Notes due 2012 250.0 3% 5.00% 0.26x Rollover 5.00% Notes 250.0 3%
Senior Unsecured Notes 846.3 10% 9.00% 0.88x Est. Prepayment Penalties 8.9 0%
Senior Toggle Notes 846.3 10% 9.75% 0.88x Transaction Expenses 200.0 2%
Senior Sub. Notes 1,208.9 14% 10.25% 1.25x
Holdco PIK 250.4 3% 12.50% 0.26x
Total Debt $6,770.0 77% – 7.00x
Sponsors' Equity 1,988.6 23% – –
Total Sources $8,758.6 100% – – Total Uses $8,758.6 100%
Note: Leverage multiple based on 6/30/06E LTM adjusted EBITDA of $967.1 million (per management estimates).
Preliminary LBO Analysis:
Management Case (7.0x Leverage @ $35)
Sources and Uses
Financial Summary
Leveraged
Buyout
($ in millions)
LTM Projected Fiscal Year Ending September 30,
09/30/06 2007 2008 2009 2010 2011
Revenues $11,599 $12,222 $12,904 $13,624 $14,378 $15,162
% Growth -- 5.4% 5.6% 5.6% 5.5% 5.5%
EBITDA $982 $1,025 $1,097 $1,165 $1,242 $1,313
% Margin 8.5% 8.4% 8.5% 8.5% 8.6% 8.7%
Balance Sheet Summary
Cash $44 $44 $44 $44 $44 $44
Bank Debt $3,143 $3,038 $2,886 $2,762 $2,546 $2,276
Total Debt $6,770 $6,696 $6,580 $6,495 $6,323 $6,104
Cumulative Debt Paid Down 1.1% 2.8% 4.1% 6.6% 9.8%
Credit Statistics Summary
Senior Debt / EBITDA 3.2x 3.0x 2.6x 2.4x 2.0x 1.7x
Total Debt / EBITDA 6.9x 6.5x 6.0x 5.6x 5.1x 4.6x
EBITDA / Int. Exp. 1.8x 1.8x 2.0x 2.2x 2.3x 2.6x
Source: Management estimates provided to CS on May 25, 2006.

Exit Multiple of EBITDA

Total Leverage

CREDIT SUISSE

CONFIDENTIAL | PRELIMINARY ANALYSIS
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Purchase Price vs. Exit Multiple @ 7.0x Leverage
Purchase Price vs.
Leverage
Note: Assumes 5-year return and total leverage at close of 7.0x 6/30/06E LTM adjusted EBITDA.  Excludes management promote.
Note: Assumes 5-year return and exit multiple of 8.5x FY11E EBITDA.  Excludes management promote.
A promote of 17.5% of diluted equity impacts original equity IRRs by approximately 350 to 400 bps.
Illustrative LBO Return Sensitivity Analysis:
Management Case
Leveraged
Buyout
Premium to Pre-Bid
13.8% 21.0% 24.5% 28.1% 31.6% 35.2%
Implied Offer Price  $32.00 $34.00 $35.00 $36.00 $37.00 $38.00
Entry '06E EBITDA x
8.1x 8.5x 8.7x 8.9x 9.0x 9.2x
7.5x 21.8% 16.1% 13.7% 11.7% 9.8% 8.1%
8.0x 25.8% 19.9% 17.4% 15.3% 13.4% 11.6%
8.5x
29.3% 23.2% 20.7% 18.5% 16.5% 14.7%
9.0x 32.5% 26.2% 23.7% 21.4% 19.4% 17.5%
9.5x 35.4% 29.0% 26.4% 24.1% 22.0% 20.1%
Premium to Pre-Bid
13.8% 21.0% 24.5% 28.1% 31.6% 35.2%
Implied Offer Price  $32.00 $34.00 $35.00 $36.00 $37.00 $38.00
Entry '06E EBITDA x
8.1x 8.5x 8.7x 8.9x 9.0x 9.2x
6.45x 24.7% 20.2% 18.3% 16.6% 15.0% 13.6%
6.50x 25.0% 20.5% 18.5% 16.8% 15.2% 13.7%
6.75x
27.0% 21.8% 19.6% 17.6% 15.8% 14.2%
7.00x 29.3% 23.2% 20.7% 18.5% 16.5% 14.7%
7.25x 32.3% 25.0% 22.1% 19.6% 17.3% 15.3%

CONFIDENTIAL | PRELIMINARY ANALYSIS
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LBO Analysis with Sale of AUCA:
Management Case
While a sale of AUCA would provide significant cash proceeds to Arrow, it would also result in significant tax leakage under most sale structures.
Small group of possible strategic buyers
CS believes that an auction would garner significant financial sponsor interest
Key Assumptions
CS has assumed a sale of AUCA one year after the close of the LBO with proceeds used to pay down debt
Use of management’s financial projections
AUCA is sold for 9.0x – 11.5x LTM EBITDA
Tax basis of $960 million (based on management estimates)
Total leverage available at close of 7.0x 6/30/06 LTM EBITDA
Leveraged
Buyout
Divest AUCA
($ in millions)
2007E EBITDA $239
Sale Multiple 9.00x 10.25x 11.50x
Proceeds $2,148 $2,447 $2,745
Tax Basis 960 960 960
Gain 1,188 1,487 1,785
Tax on Gain (37.5%) 446 557 669
After-Tax Proceeds $1,703 $1,889 $2,076

After-tax Proceeds and Implied Multiple From Sale of AUCA

CONFIDENTIAL | PRELIMINARY ANALYSIS
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LBO Analysis with Sale of AUCA:
Management Case
Financial Summary
Purchase Price vs. Sale Proceeds of AUCA
Note: Assumes AUCA divestiture at 10.25x FY07E EBITDA, 5-year return, 7.0x leverage and exit multiple of 8.5x FY11E EBITDA.
Leveraged
Buyout
Premium to Pre-Bid
13.8% 21.0% 24.5% 28.1% 31.6% 35.2%
Implied Offer Price  $32.00 $34.00 $35.00 $36.00 $37.00 $38.00
Entry '06E EBITDA x
8.1x 8.5x 8.7x 8.9x 9.0x 9.2x
9.00x $1,703 26.1% 20.1% 17.7% 15.6% 13.6% 11.9%
9.50x $1,777 26.6% 20.6% 18.2% 16.0% 14.1% 12.3%
10.25x $1,889
27.3% 21.3% 18.9% 16.7% 14.7% 13.0%
11.00x $2,001 28.0% 22.0% 19.5% 17.4% 15.4% 13.6%
11.50x $2,076 28.5% 22.5% 20.0% 17.8% 15.8% 14.0%
($ in millions)
LTM Projected Fiscal Year Ending September 30,
09/30/06 2007 2008 2009 2010 2011
Revenues $11,599 $12,222 $11,114 $11,754 $12,423 $13,120
% Growth -- 5.4% (9.1%) 5.8% 5.7% 5.6%
EBITDA $982 $1,025 $858 $912 $975 $1,033
% Margin 8.5% 8.4% 7.7% 7.8% 7.8% 7.9%
Balance Sheet Summary
Cash $44 $44 $44 $44 $44 $44
Bank Debt $3,143 $1,152 $969 $813 $570 $276
Total Debt $6,770 $4,810 $4,662 $4,546 $4,348 $4,104
Cumulative Debt Paid Down 29.0% 31.1% 32.8% 35.8% 39.4%
Credit Statistics Summary
Senior Debt / EBITDA
(1)
3.2x 1.4x 1.1x 0.9x 0.6x 0.3x
Total Debt / EBITDA
(1)
6.9x 6.0x 5.4x 5.0x 4.5x 4.0x
EBITDA / Int. Exp. 1.7x 2.0x 2.1x 2.4x 2.6x 2.9x
Source: Management estimates provided to CS on May 25, 2006.
(1) Credit statistics are pro forma for the sale of AUCA beginning in 2007.

CONFIDENTIAL | PRELIMINARY ANALYSIS
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Consortium Proposal –
Estimated Sources & Uses
The sources and uses table below is based on CS’s current understanding of the consortium’s proposed financing arrangement
CS has performed an LBO analysis using estimated “Consortium Projections” that represent the midpoint between the consortium’s bank case and management’s projections
Actual consortium “base case” could be higher or lower
Returns are based on the financing structure outlined above
A sensitivity is performed assuming a sale of AUCA one year after closing
Leveraged
Buyout
Preliminary Sources & Uses
($ in millions)
Spread / x of LTM
Sources Amount % Int. Rate Adj. EBITDA Uses Amount %
Excess Cash $0.0 0% – 0.0x Equity Purchase Price $5,886.9 72%
Term Loan B $3,615.0 44% 2.50% 3.7x Refinance Term Loan B 1,528.0 19%
5.0% Notes due 2012 250.0 3% 5.00% 0.3x Refinance 5.0% Notes due 2012 250.0 3%
Senior Unsecured Notes 835.0 10% 8.25% 0.9x Refinance A/R Securitization Facility 225.0 3%
Senior Toggle Notes 835.0 10% 8.75% 0.9x Est. Prepayment Penalties 7.2 0%
Senior Subordinated Notes 480.0 6% 10.00% 0.5x Transaction Expenses 264.9 3%
A/R Securitization Facility 225.0
3%
1.00% 0.2x
Total Debt $6,240.0 76% – 6.5x
Management's Contribution
(1) 288.3 4% – –
Sponsors' Equity 1,633.7 20% – –
Total Equity 1,922.0 24%
Total Sources $8,162.0 100% –
–
Total Uses $8,162.0 100%
Note: Leverage multiple based on 6/30/06E LTM adjusted EBITDA of $967.1 million (per management estimates).
(1) Excludes management's promote.

Exit Multiple of EBITDA

Total Leverage

CREDIT SUISSE

CONFIDENTIAL | PRELIMINARY ANALYSIS
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LBO Analysis: Consortium Case
Leveraged
Buyout
Financial Summary
Purchase Price vs. Exit Multiple Purchase Price vs. Leverage
Note: Assumes consortium leverage of 6.45x 6/30/06 EBITDA.  Excludes management promote.
A promote of 17.5% of diluted equity impacts original equity IRRs by approximately 350 to 400 bps.
Premium to Pre-Bid
13.8% 21.0% 24.5% 28.1% 31.6% 35.2%
Implied Offer Price  $32.00 $34.00 $35.00 $36.00 $37.00 $38.00
Entry '06E EBITDA x 8.0x 8.4x 8.6x 8.8x 9.0x 9.2x
7.5x 15.9% 11.8% 10.0% 8.4% 6.9% 5.5%
8.0x 19.4% 15.1% 13.3% 11.6% 10.1% 8.7%
8.5x 22.5% 18.1% 16.2% 14.5% 12.9% 11.5%
9.0x
25.3% 20.8% 18.9% 17.1% 15.5% 14.0%
9.5x 27.9% 23.3% 21.3% 19.5% 17.9% 16.4%
Premium to Pre-Bid
13.8% 21.0% 24.5% 28.1% 31.6% 35.2%
Implied Offer Price  $32.00 $34.00 $35.00 $36.00 $37.00 $38.00
Entry '06E EBITDA x 8.0x 8.4x 8.6x 8.8x 9.0x 9.2x
6.00x 20.1% 16.5% 15.0% 13.5% 12.2% 10.9%
6.25x 21.3% 17.4% 15.6% 14.0% 12.6% 11.2%
6.45x 22.5% 18.1% 16.2% 14.5% 13.0% 11.5%
6.75x
24.7% 19.5% 17.3% 15.4% 13.6% 12.0%
7.00x 27.0% 20.9% 18.4% 16.3% 14.3% 12.5%
($ in millions)
LTM Projected Fiscal Year Ending September 30,
09/30/06 2007 2008 2009 2010 2011
Revenues $11,614 $12,205 $12,839 $13,508 $14,204 $14,927
% Growth -- 5.1% 5.2% 5.2% 5.2% 5.1%
EBITDA $981 $1,025 $1,084 $1,141 $1,207 $1,270
% Margin 8.4% 8.4% 8.4% 8.4% 8.5% 8.5%
Balance Sheet Summary
Cash $44 $44 $44 $44 $44 $44
Bank Debt $3,640 $3,536 $3,383 $3,304 $3,144 $2,940
Total Debt $6,240 $6,136 $5,983 $5,904 $5,744 $5,540
Cumulative Debt Paid Down 1.7% 4.1% 5.4% 8.0% 11.2%
Credit Statistics Summary
Senior Debt / EBITDA 3.7x 3.5x 3.1x 2.9x 2.6x 2.3x
Total Debt / EBITDA 6.4x 6.0x 5.5x 5.2x 4.8x 4.4x
EBITDA / Int. Exp. 1.9x 2.0x 2.1x 2.3x 2.4x 2.6x
Source: CS estimates.

After-tax Proceeds and Implied Multiple From Sale of AUCA

CREDIT SUISSE

CONFIDENTIAL | PRELIMINARY ANALYSIS
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LBO Analysis with Sale of AUCA:
Consortium Case
While a sale of AUCA would provide significant cash proceeds to Arrow, it would also result in significant tax leakage under most sale structures.
Small group of possible strategic buyers
CS believes that an auction would garner significant financial sponsor interest
Key Assumptions
CS has assumed a sale of AUCA one year after the close of the LBO with proceeds used to pay down debt
Use of CS estimates of consortium financial projections
AUCA is sold for 9.0x – 11.5x LTM EBITDA
Tax basis of $960 million (based on management estimates)
Total leverage available at close of 6.45x 6/30/06 LTM EBITDA
Leveraged
Buyout
Divest AUCA
($ in millions)
2007E EBITDA $225
Sale Multiple 9.00x 10.25x 11.50x
Proceeds $2,023 $2,304 $2,585
Tax Basis 960 960 960
Gain 1,063 1,344 1,625
Tax on Gain (37.5%) 399 504 610
After-Tax Proceeds $1,625 $1,800 $1,976
Premium to Pre-Bid
13.8% 21.0% 24.5% 28.1% 31.6% 35.2%
Implied Offer Price  $32.00 $34.00 $35.00 $36.00 $37.00 $38.00
Entry '06E EBITDA x 8.0x 8.4x 8.6x 8.8x 9.0x 9.2x
9.00x $1,625 19.7% 15.4% 13.5% 11.9% 10.3% 8.9%
9.50x $1,695 20.1% 15.8% 13.9% 12.3% 10.7% 9.3%
10.25x $1,800 20.7% 16.4% 14.5% 12.9% 11.3% 9.9%
11.00x $1,906
21.4% 17.0% 15.1% 13.4% 11.9% 10.4%
11.50x $1,976 21.8% 17.4% 15.5% 13.8% 12.3% 10.8%

CONFIDENTIAL | PRELIMINARY ANALYSIS
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Merger Consequences –
Compass Acquires Arrow
Source: Compass estimates based on Investext equity research.
(1)  Based on management estimates of $171 million.
(2)  Excludes amortization of identifiable assets resulting from transaction.
(3)  Acquiror total and net debt include convertible debt and capitalized leases.
Note: Assumes transaction closes 9/30/06; interest rate of 8.0% and 8.5% on new debt in 50% cash / 50% stock scenario and 100% cash scenario, respectively.
identifiable intangibles of 15% of excess purchase price amortized over 10 years.
Compass could pursue a rights offering to mitigate pro forma acquisition debt.
Compass FYE as of September 30.
($ in millions)
100% Cash / 0% Stock 50% Cash / 50% Stock
Acquisition Price / Share Acquisition Price / Share
$35.00 $38.00 $40.00 $35.00 $38.00 $40.00
Premium to Current (6/23/06) 6.3% 15.4% 21.5% 6.3% 15.4% 21.5%
Equity Value $6,455 $7,032 $7,610 $6,455 $7,032 $7,610
Enterprise Value $8,302 $8,879 $9,457 $8,302 $8,879 $9,457
Multiple of 2006E EBITDA 8.7x 9.3x 9.9x 8.7x 9.3x 9.9x
Pro Forma Compass Ownership 100.0% 100.0% 100.0% 75.7% 74.1% 72.6%
Pro Forma Arrow Ownership – – – 24.3% 25.9% 27.4%
FY2007E
Pro Forma EPS Excluding Synergies $0.23 $0.21 $0.19 $0.24 $0.23 $0.22
$ Accretion / (Dilution) (0.05) (0.07) (0.09) (0.04) (0.05) (0.06)
% Accretion / (Dilution) (17.4%) (24.2%) (31.0%) (12.7%) (17.3%) (21.8%)
Pre-Tax Synergies Required to Break-Even $152 $211 $270 $148 $207 $265
% Accretion / (Dilution) with $171MM of Synergies
(1)
2.2% (4.6%) (11.4%) 2.0% (3.0%) (7.8%)
PF Cash EPS % Accretion / (Dilution) Excluding Synergies
(2)
(5.3%) (11.1%) (16.9%) (3.7%) (7.8%) (11.7%)
PF Cash EPS % Accretion / (Dilution) with $171MM of Synergies
(1)(2)
14.3% 8.5% 2.7% 11.0% 6.5% 2.3%
FY2008E
Pro Forma EPS Excluding Synergies $0.29 $0.27 $0.25 $0.29 $0.27 $0.26
$ Accretion / (Dilution) (0.02) (0.04) (0.06) (0.03) (0.04) (0.05)
% Accretion / (Dilution) (7.5%) (13.8%) (20.1%) (8.3%) (12.9%) (17.3%)
Pre-Tax Synergies Required to Break-Even $70 $129 $188 $105 $167 $230
% Accretion / (Dilution) with $171MM of Synergies
(1)
10.8% 4.5% (1.9%) 5.2% 0.3% (4.4%)
PF Cash EPS % Accretion / (Dilution) Excluding Synergies (2)
3.8% (1.6%) (7.0%) 0.0% (4.1%) (8.1%)
PF Cash EPS % Accretion / (Dilution) with $171MM of Synergies
(1)(2)
22.0% 16.6% 11.2% 13.5% 9.0% 4.8%
Preliminary Credit Analysis
Stand-Alone
Total Debt (3) / LTM EBITDA
2.0x 4.8x 5.1x 5.4x 3.4x 3.5x 3.7x
Total Debt
(3)
/ Book Capitalization
38.9% 72.7% 73.8% 74.7% 51.5% 51.4% 51.4%

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Merger Consequences –
Sodexho
Acquires Arrow
Source: Sodexho estimates based on Investext equity research.
(1)  Based on management estimates of $171 million.
(2) Excludes amortization of identifiable assets resulting from transaction.
(3)  Acquiror total and net debt include convertible debt and capitalized leases.
Note: Assumes transaction closes 9/30/06; interest rate of 8.0% and 8.5% on new debt in 50% cash / 50% stock scenario and 100% cash scenario, respectively;
identifiable intangibles of 15% of excess purchase price amortized over 10 years.
Sodexho could pursue a rights offering to mitigate pro forma acquisition debt.
Sodexho FYE as of August 31.
($ in millions)
100% Cash / 0% Stock 50% Cash / 50% Stock
Acquisition Price / Share Acquisition Price / Share
$35.00 $38.00 $40.00 $35.00 $38.00 $40.00
Premium to Current (6/23/06) 6.3% 15.4% 21.5% 6.3% 15.4% 21.5%
Equity Value $6,455 $7,032 $7,610 $6,455 $7,032 $7,610
Enterprise Value $8,302 $8,879 $9,457 $8,302 $8,879 $9,457
Multiple of 2006E EBITDA 8.7x 9.3x 9.9x 8.7x 9.3x 9.9x
Pro Forma Sodexho Ownership 100.0% 100.0% 100.0% 69.5% 67.6% 65.9%
Pro Forma Arrow Ownership – – – 30.5% 32.4% 34.1%
FY2007E
Pro Forma EPS Excluding Synergies $2.11 $1.87 $1.63 $2.31 $2.15 $2.01
$ Accretion / (Dilution) (0.61) (0.85) (1.09) (0.41) (0.56) (0.71)
% Accretion / (Dilution) (22.3%) (31.2%) (40.1%) (15.2%) (20.8%) (26.0%)
Pre-Tax Synergies Required to Break-Even $148 $207 $266 $146 $205 $264
% Accretion / (Dilution) with $171MM of Synergies
(1)
3.4% (5.5%) (14.4%) 2.5% (3.5%) (9.2%)
PF Cash EPS % Accretion / (Dilution) Excluding Synergies
(2)
(6.5%) (14.1%) (21.6%) (4.3%) (9.2%) (14.0%)
PF Cash EPS % Accretion / (Dilution) with $171MM of Synergies
(1)(2)
19.2% 11.6% 4.0% 13.5% 8.0% 2.9%
FY2008E
Pro Forma EPS Excluding Synergies $2.82 $2.58 $2.34 $2.80 $2.63 $2.48
$ Accretion / (Dilution) (0.27) (0.51) (0.76) (0.30) (0.46) (0.62)
% Accretion / (Dilution) (8.8%) (16.6%) (24.4%) (9.6%) (14.9%) (20.0%)
Pre-Tax Synergies Required to Break-Even $66 $126 $185 $105 $168 $230
% Accretion / (Dilution) with $171MM of Synergies
(1)
13.8% 5.9% (1.9%) 6.0% 0.3% (5.2%)
PF Cash EPS % Accretion / (Dilution) Excluding Synergies
(2)
5.1% (1.6%) (8.2%) 0.0% (4.8%) (9.3%)
PF Cash EPS % Accretion / (Dilution) with $171MM of Synergies
(1)(2)
27.7% 21.0% 14.3% 15.6% 10.4% 5.5%
Preliminary Credit Analysis
Stand-Alone
Total Debt
(3)
/ LTM EBITDA
2.3x 5.6x 5.9x 6.2x 3.8x 4.0x 4.1x
Total Debt
(3)
/ Book Capitalization 43.8% 79.3% 80.2% 81.0% 54.9% 54.7% 54.5%

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Acquisition Matrix
($ in millions, except per share figures)
Pre-Bid
(1)
Offer Current Acquisition Price per Share
$28.11 $32.00 $32.92 $34.00 $36.00 $38.00 $40.00 $42.00 $44.00
Premium to Current (06/23/06) (14.6%) (2.8%) – 3.3% 9.4% 15.4% 21.5% 27.6% 33.7%
Premium to Pre-Announcement (04/28/06) – 13.8% 17.1% 21.0% 28.1% 35.2% 42.3% 49.4% 56.5%
Fully-Diluted Shares Outstanding 183.8 192.4 192.4 192.4 192.4 192.4 192.4 192.4 192.4
Equity Value $5,167 $6,157 $6,335 $6,542 $6,927 $7,312 $7,697 $8,082 $8,467
Enterprise Value Adjustments 2,096 1,888 1,890 1,893 1,898 1,903 1,908 1,913 1,918
Enterprise Value $7,263 $8,046 $8,225 $8,435 $8,825 $9,215 $9,605 $9,995 $10,385
PF Buyer Adjustments
(+) Estimated Option Premium Tax Shield $7 $27 $30 $33 $38 $44 $51 $58 $65
(–) Debt Prepayments (9) (9) (9) (9) (9) (9) (9) (9) (9)
PF Buyer Enterprise Value $7,261 $8,064 $8,246 $8,459 $8,855 $9,251 $9,647 $10,044 $10,441
Enterprise Value /
LTM EBITDA (3/31/06) $954 7.6x 8.4x 8.6x 8.8x 9.3x 9.7x 10.1x 10.5x 10.9x
FY2006E EBITDA 976 7.4 8.2 8.4 8.6 9.0 9.4 9.8 10.2 10.6
FY2007E EBITDA 1,042 7.0 7.7 7.9 8.1 8.5 8.8 9.2 9.6 10.0
LTM EBIT (3/31/06) $626 11.6x 12.9x 13.1x 13.5x 14.1x 14.7x 15.3x 16.0x 16.6x
FY2006E EBIT 638 11.4 12.6 12.9 13.2 13.8 14.5 15.1 15.7 16.3
FY2007E EBIT 682 10.7 11.8 12.1 12.4 12.9 13.5 14.1 14.7 15.2
Equity Value /
LTM Net Income (3/31/06) $328 15.7x 18.7x 19.3x 19.9x 21.1x 22.3x 23.4x 24.6x 25.8x
FY2006E Net Income 312 16.5 19.7 20.3 20.9 22.2 23.4 24.6 25.9 27.1
FY2007E Net Income 346 14.9 17.8 18.3 18.9 20.0 21.1 22.2 23.4 24.5
Source: Management estimates provided to CS on May 25, 2006 and public filings.
Note: LTM and FY2006E EBITDA, EBIT and net income exclude non-cash FAS 123 and RSU corporate expenses of $22.0 million (per management estimates). FY2007E financials exclude $17.0 million.
(1) Assumes exercisable options in the calculations of fully diluted shares outstanding and the enterprise value adjustment; Assumes debt as of 3/31/06.

Assumed Transaction Price

Assumed Transaction Price

CREDIT SUISSE

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Purchase Price vs. Transaction Price
Note: Assumes 4 month holding period, leverage of 2:1 and annual interest rate of 5.75%.
Note: Assumes $32 per share purchase price, leverage of 2:1 and annual interest rate of 5.75%.
Highest price traded post announcement was $34.26.
Key Assumptions
Arbitrage Funds entered on May 1
Assumed leverage is 2:1
Annual interest of 5.75%
Arbitrage Funds - Implied Annual Returns
Holding Period vs. Transaction Price
Estimated Holding Period (Months)
3.0 4.0 5.0 6.0 7.0
$34.00
83.9% 53.9% 40.6% 30.6% 24.0%
$35.00 150.2% 94.2% 69.6% 52.9% 42.2%
$36.00 232.9% 140.8% 101.8% 76.8% 61.3%
$37.00
334.5% 194.4% 137.2% 102.5% 81.4%
Arrow Purchase Price
194.4% $32.00 $32.50 $33.00 $33.50 $34.00
$34.00
53.9% 35.2% 18.6% 3.8% (9.3%)
$35.00 94.2% 71.7% 51.6% 33.7% 17.7%
$36.00 140.8% 114.1% 90.1% 68.7% 49.4%
$37.00
194.4% 162.9% 134.7% 109.3% 86.4%

CONFIDENTIAL | PRELIMINARY ANALYSIS 37 B. Updated Preliminary Financial Analysis

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Management Financial Summary
Arrow management provided CS with the financial forecast detailed above on May 25, 2006.
($ in millions)
Historical Projected CAGR
FYE 9/30, 2001 2002 2003 2004 2005 2006E 2007E 2008E 2009E 2010E 2011E '01A–'05A '05A–'11E
Revenue
FSS–United States $4,816 $5,625 $6,545 $6,879 $7,129 $7,456 $7,925 $8,375 $8,853 $9,349 $9,862 10.3% 5.6%
% Growth 9.3% 16.8% 16.4% 5.1% 3.6% 4.6% 6.3% 5.7% 5.7% 5.6% 5.5%
FSS–International $1,109 $1,201 $1,424 $1,830 $2,280 $2,513 $2,584 $2,739 $2,901 $3,074 $3,258 19.7% 6.1%
% Growth 10.7% 8.2% 18.6% 28.6% 24.6% 10.2% 2.8% 6.0% 5.9% 6.0% 6.0%
AUCA $1,434 $1,439 $1,479 $1,483 $1,554 $1,630 $1,713 $1,790 $1,870 $1,954 $2,042 2.0% 4.7%
% Growth 0.6% 0.3% 2.8% 0.3% 4.8% 4.9% 5.1% 4.5% 4.5% 4.5% 4.5%
Total Revenue $7,359 $8,264 $9,448 $10,192 $10,963 $11,599 $12,222 $12,904 $13,624 $14,378 $15,162 10.5% 5.6%
% Growth 7.7% 12.3% 14.3% 7.9% 7.6% 5.8% 5.4% 5.6% 5.6% 5.5% 5.5%
% Organic Growth 5.1% 1.7% 2.6% 5.7% 4.0% 5.8% 5.4% 5.6% 5.6% 5.5% 5.5% 3.5% 5.6%
EBITDA
FSS–United States $393 $469 $559 $562 $597 $637 $679 $728 $773 $825 $873 11.0% 6.6%
% Margin 8.2% 8.3% 8.5% 8.2% 8.4% 8.5% 8.6% 8.7% 8.7% 8.8% 8.9%
FSS–International $59 $67 $86 $104 $128 $160 $170 $183 $195 $208 $222 21.3% 9.6%
% Margin 5.3% 5.6% 6.1% 5.7% 5.6% 6.3% 6.6% 6.7% 6.7% 6.8% 6.8%
AUCA $202 $205 $204 $206 $213 $219 $239 $253 $268 $283 $297 1.4% 5.7%
% Margin 14.1% 14.2% 13.8% 13.9% 13.7% 13.4% 13.9% 14.1% 14.3% 14.5% 14.5%
Corporate ($24) ($30) ($40) ($40) ($37) ($61) ($63) ($67) ($71) ($74) ($79) 11.8% 13.5%
Total EBITDA $630 $710 $809 $833 $900 $954 $1,025 $1,097 $1,165 $1,242 $1,313
9.4% 6.5%
% Margin 8.6% 8.6% 8.6% 8.2% 8.2% 8.2% 8.4% 8.5% 8.5% 8.6% 8.7%
Diluted EPS $1.00 $1.25 $1.34 $1.36 $1.53 $1.62 $1.86 $2.16 $2.46 $2.77 $3.13 10.1% 14.1%
% Growth 15.1% 24.8% 7.2% 1.5% 12.5% 5.9% 14.8% 16.1% 13.9% 12.6% 13.0%
Capex
FSS–United States $96 $130 $174 $185 $168 $220 $222 $226 $239 $253 $267 15.0% 8.0%
% of Revenue 2.0% 2.3% 2.7% 2.7% 2.4% 3.0% 2.8% 2.7% 2.7% 2.7% 2.7%
FSS–International $29 $22 $35 $43 $63 $46 $55 $58 $62 $65 $69 21.4% 1.5%
% of Revenue 2.6% 1.9% 2.5% 2.4% 2.8% 1.8% 2.1% 2.1% 2.1% 2.1% 2.1%
AUCA $79 $71 $94 $101 $95 $88 $94 $98 $103 $108 $113 4.6% 3.0%
% of Revenue 5.5% 4.9% 6.4% 6.8% 6.1% 5.4% 5.5% 5.5% 5.5% 5.5% 5.5%
Asset Disposal – – – – ($9) ($9) ($8) ($8) ($8) ($9) ($9)
Total Capex $204 $223 $303 $330 $317 $345 $363 $374 $395 $417 $440 11.6% 5.6%
% of Revenue 2.8% 2.7% 3.2% 3.2% 2.9% 3.0% 3.0% 2.9% 2.9% 2.9% 2.9%
Revenue Mix
FSS–United States
65.4% 68.1% 69.3% 67.5% 65.0% 64.3% 64.8% 64.9% 65.0% 65.0% 65.0%
FSS–International 15.1% 14.5% 15.1% 18.0% 20.8% 21.7% 21.1% 21.2% 21.3% 21.4% 21.5%
AUCA
19.5% 17.4% 15.7% 14.5% 14.2% 14.0% 14.0% 13.9% 13.7% 13.6% 13.5%
Source: Management estimates provided to CS on May 25, 2006.
(1) $22 million of 2006E corporate overhead comprised of non-cash FAS 123 and RSU expenses.
(1)

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Preliminary Selected Companies Analysis
($ in millions, except per share values)
Share 2007E I/B/E/S LT Debt /
Price as of Equity Enterprise EV / EBITDA EV / EBIT P/E Revenue EBITDA EBIT Growth LTM Dividend LTM
Company 6/23/06 Value Value 2006E 2007E 2006E 2007E 2006E 2007E Growth Margin Margin
Rate
(1) EBITDA Yield Ratio
ROIC
(2)
Arrow (Current) $32.92 $6,012 $8,064 8.5x 7.9x 11.7x 10.4x 20.1x 17.8x 7.3% 8.2% 6.2% 11.9% 2.2x 0.9% 16.7% 10.9%
Arrow (Offer) $32.00 $5,836 $7,888 8.3x 7.7x 11.4x 10.2x 19.5x 17.3x 7.3% 8.2% 6.2% 11.9% 2.2x 0.9% 16.7% 10.9%
Arrow (Pre-Offer) $28.11 $5,066 $7,118 7.5x 6.9x 10.3x 9.2x 17.1x 15.2x 7.3% 8.2% 6.2% 11.9% 2.2x 1.0% 16.7% 10.9%
Food and Support Services
Autogrill $14.83 $3,773 $5,004 7.9x 7.4x 12.4x 11.3x 20.3x 18.1x 4.8% 13.6% 8.9% 10.0% 2.0x 1.7% 39.1% 13.5%
Centerplate
(3)
13.30 300 481 8.7x 8.3x 17.9x 17.0x NM NM 3.6% 8.4% 4.1% 3.0% 4.0x 6.0% NA 6.0%
Compass 4.66 10,041 12,250 9.1x 8.6x 13.3x 12.5x 22.7x 16.9x 4.6% 6.7% 4.6% 7.0% 1.9x 3.8% 51.6% 9.6%
Elior
(4)
13.74 1,972 2,371 7.7x 7.3x 10.9x 10.2x 15.1x 13.5x 5.8% 8.5% 6.0% NA 1.9x 1.2% 36.4% 10.8%
Sodexho 45.70 7,337 8,727 9.2x 8.2x 12.2x 10.9x 19.4x 16.9x 4.7% 6.4% 4.8% 5.0% 2.3x 2.1% 74.6% 10.1%
Mean 8.5x 8.0x 13.4x 12.4x 19.4x 16.3x 4.7% 8.7% 5.7% 6.3% 2.4x 2.9% 50.4% 10.0%
Median 8.7x 8.2x 12.4x 11.3x 19.8x 16.9x 4.7% 8.4% 4.8% 6.0% 2.0x 2.1% 45.4% 10.1%
Uniform and Career Apparel
United States
Cintas $39.71 $6,691 $7,078 9.7x 8.9x 12.5x 11.2x 19.7x 17.3x 11.0% 20.3% 16.1% 14.3% 0.9x 0.9% 18.9% 11.7%
G&K Services 34.98 747 955 8.0x 7.3x 12.5x 10.8x 17.4x 15.3x 6.5% 13.8% 9.3% 13.2% 1.9x 0.2% 3.6% 6.5%
Unifirst 31.60 609 798 6.8x 6.2x 11.1x 9.9x 16.0x 13.7x 6.6% 14.8% 9.2% 14.0% 1.7x 0.2% 7.3% 6.8%
International
Davis Service Group $8.30 $1,417 $1,809 4.6x 4.5x 11.1x 10.6x 13.3x 12.5x 2.8% 32.4% 13.6% 7.0% 1.5x 3.8% 26.0% 8.8%
Rentokil 2.78 5,041 6,747 7.4x 7.0x 12.4x 11.5x 14.2x 13.0x 6.1% 20.3% 12.4% NA 2.4x 4.5% 38.8% 10.8%
Mean 7.3x 6.8x 11.9x 10.8x 16.1x 14.4x 6.6% 20.3% 12.1% 12.1% 1.7x 1.9% 18.9% 8.9%
Median 7.4x 7.0x 12.4x 10.8x 16.0x 13.7x 6.5% 20.3% 12.4% 13.6% 1.7x 0.9% 18.9% 8.8%
Overall Mean 7.9x 7.4x 12.6x 11.6x 17.6x 15.2x 5.7% 14.5% 8.9% 9.2% 2.1x 2.4% 32.9% 9.5%
Overall Median 7.9x 7.4x 12.4x 11.1x 17.4x 15.3x 5.3% 13.7% 9.0% 8.5% 1.9x 1.9% 36.4% 9.8%
Source: I/B/E/S, Investext equity research and Company filings.
Note: Multiples based on financial estimates calendarized to Arrow's fiscal year end of 9/30.
(1) Based on I/B/E/S 5-year long-term growth rates.
(2) Defined as net operating profit after taxes / total book capital.
(3) Centerplate trades as an Income Deposit Security.
(4) As of January 11, 2006, the day before Robert Zolade announced he was reviewing the possibility of opening his share capital to new investors. A cash tender was launched on March 27, 2006.

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Preliminary Selected Companies Analysis (cont’d)
($ in millions, except per share values)
Arrow Multiple Range Implied Enterprise Value
Performance Low – High Low – High
Food and Support Services
FY 2006E EBITDA $796 7.5x – 9.0x $5,971 – $7,165
FY 2007E EBITDA 849 7.0x – 8.5x 5,944 – 7,217
FY 2006E EBIT 529 10.0x – 12.5x 5,290 – 6,613
FY 2007E EBIT 567 9.0x – 12.0x 5,102 – 6,803
Segment Reference Range $5,800 – $6,900
Uniform and Career Apparel
FY 2006E EBITDA $219 7.5x – 10.0x $1,641 – $2,188
FY 2007E EBITDA 239 7.0x – 9.0x 1,671 – 2,148
FY 2006E EBIT 148 11.0x – 12.5x 1,625 – 1,847
FY 2007E EBIT 161 10.0x – 11.0x 1,609 – 1,770
Segment Reference Range $1,600 – $2,000
Subtotal $7,400 – $8,900
Unallocated Corporate Expense
(1)
($39) 7.5x – 9.2x (293) – (360)
Implied Enterprise Value Range $7,107 – $8,540
(–) Enterprise Value Adjustments
(2)
(2,061) – (2,080)
Implied Equity Value Reference Range $5,046 – $6,460
Diluted Shares Outstanding 183.8 – 183.8
Implied Equity Value per Share Reference Range $27 – $35
Enterprise Value /
FY 2006E EBITDA 7.5x – 9.0x
FY 2007E EBITDA 6.9x – 8.3x
Source: Management estimates provided to CS on May 25, 2006 and public filings.
(1) Includes unallocated cash corporate expenses multiplied by a segment weighted FY 2006E EBITDA multiple.
(2)
(2) Adjustments include proceeds from options exercised and SURP liability which vary with share price.
Including FAS 123 non-cash charges in unallocated corporate expense implies  an equity value  per share of approximately $27 to $34.

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Preliminary Enterprise Value Adjustments
The enterprise value adjustments table below serves as the bridge between Arrow’s enterprise value and implied equity value
($ in millions)
Adjustment Value Description
(+) Excess Cash $0
All cash on balance sheet required for working capital per Company
(+) Cash Proceeds From Option Exercise 95 – 280
Proceeds received upon option exercise (dependant on stock price)
(–) SURP Liability (107) – (67)
Liability from RSU's held in plan
(–) Est. Funded Debt
(1)
(1,869)
Debt held on the balance sheet
(–) A/R Securitization Facility (205)
Average balance of facility throughout year
(–) Minority Interest (13)
Minority interest of consolidated JV's
Total Enterprise Value Adjustments ($2,099) – ($1,874)
Source: Management estimates and public filings.
(1) Estimated as of September 30, 2006.

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Preliminary Selected Acquisitions Analysis
($ in millions)
CLOSING ENTERPRISE ENTERPRISE VALUE / LTM EBITDA
DATE ACQUIROR TARGET VALUE SALES EBITDA EBIT
(1)
MARGIN
Food and Support Services
Pending EQT / Macquarie Bank Compass Group's SSP Unit $3,172 1.0x 10.9x 16.0x 9.3%
Pending Holding Bercy Investissement
(2)
Elior 2,727 0.8x 9.7x 13.6x 8.3%
Jan-06 Compass Group Levy Restaurants 490 0.9x NA NA NA
Jul-05 EQT and Goldman Sachs ISS A/S 4,774 0.7x 10.2x 13.0x 7.2%
Jun-04 Charterhouse Capital Partners Autobar Ltd. 967 0.7x NA NA NA
Dec-02 ARAMARK Fine Host 102 0.3x NA NA NA
Mar-02 Compass Group Bon Appetit 156 0.6x NA NA NA
Jan-02 Compass Group Seiyo Food Systems 541 0.9x NA NA
NA
Nov-01 ARAMARK
ServiceMaster
791 0.4x 8.9x 11.4x 4.7%
Aug-01 Compass Group Crothall Services Group 170 0.5x NA 9.7x NA
Jul-01 Sodexho Alliance SA Sogeres and Wood Dining Services 444 0.7x NA NA NA
Jun-01 Sodexho Alliance SA Sodexho Marriott Services 2,984 0.6x 10.1x 14.3x 6.1%
Jun-01 LSG Lufthansa AG Sky Chefs Inc. 2,468 1.3x NA 22.8x NA
May-01 Compass Group Selecta 735 1.6x 8.6x 15.1x 18.3%
Apr-01 Compass Group Morrison Management Specialists 634 1.2x 17.5x 21.2x 7.1%
Dec-00 Autogrill Passaggio Holding AG 153 1.0x 12.7x NA 7.8%
Jul-00 Granada Compass 9,808 1.3x 17.8x 24.2x 7.1%
Sep-99 Autogrill Host Marriott Services 946 0.7x 7.1x 13.8x 9.3%
Jul-99 SAir Group Dobbs International Services 780 0.9x NA 10.9x NA
Jul-97 Compass Daka 183 0.5x 10.2x NA 4.5%
Feb-97 Investcorp Welcome Break 762 1.4x NA 14.8x NA
Median 0.8x 10.2x 14.3x 7.2%
Sep-03 Unifirst Textilease $178 1.9x 18.7x 27.4x 10.0%
Jun-03 California Investment Fund National Services Industries 104 0.2x 7.3x NM 2.8%
Jul-02 Paribas Affaires Industrielles Elis Group 1,516 1.9x NA NA NA
Jun-02 Davis Service Group Sophus Berendsen 669 1.3x NA 14.1x NA
May-02 Cintas Omni Services 657 2.0x 11.6x 18.4x 17.5%
Mar-99 Cintas Unitog 446 1.6x 10.1x 17.7x 15.7%
Apr-98 Cintas Uniforms To You 169 1.1x NA 9.9x NA
Jul-97 G&K Services 29 NLS Facilities 287 1.4x NA NA NA
Median 1.5x 10.8x 17.7x 12.9%
Overall Median 0.9x 10.2x 14.5x 7.8%
Source: Company filings, press releases, SDC, Capital IQ. Excludes non-recurring items.
(1) Excludes goodwill amortization where applicable.
Uniform and Career Apparel
(2) Holding Bercy Investissement (HBI) is controlled by Robert Zolade (Elior's founder and president), Charterhouse and Chequers Capital.  Multiples calculated using 9/30/05 Eliorfinancials.
€13.40 offer price implies a 9/30/06E EBITDA multiple of 8.8x, EBIT multiple of 12.5x and sales multiple of 0.8x.

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Preliminary Selected Acquisitions Analysis (cont’d)
($ in millions, except per share values)
Arrow Multiple Range Implied Enterprise Value
Performance Low – High Low – High
Food and Support Services
LTM 3/31/06 EBITDA $763 9.0x – 10.5x $6,863 – $8,006
LTM 3/31/06 EBIT 512 13.0x – 15.0x 6,661 – 7,686
Segment Reference Range $6,700 – $7,750
Uniform and Career Apparel
LTM 3/31/06 EBITDA $216 9.0x – 11.5x $1,948 – $2,489
LTM 3/31/06 EBIT 139 15.0x – 18.0x 2,078 – 2,493
Segment Reference Range $2,000 – $2,500
Subtotal $8,700 – $10,250
Unallocated Corporate Expense
(1)
($39) 9.0x – 10.7x ($351) – ($419)
Implied Enterprise Value Range $8,349 – $9,831
(–) Enterprise Value Adjustments
(2)
(1,892) – (1,911)
Implied Equity Value Reference Range $6,457 – $7,920
Fully Diluted Shares Outstanding 192.4 – 192.4
Implied Equity Value per Share Reference Range $34 – $41
Enterprise Value /
FY 2006E EBITDA 8.8x – 10.3x
FY 2007E EBITDA 8.1x – 9.6x
FY 2006E EBIT 13.6x – 16.0x
FY 2007E EBIT 12.6x – 14.8x
Price /
FY 2006E EPS 20.7x – 25.4x
FY 2007E EPS 18.0x – 22.1x
Source: Management estimates provided to CS on May 25, 2006.
(1) Includes unallocated cash corporate expenses multiplied by a segment weighted FY 2006E EBITDA multiple.
(2) Adjustments include proceeds from options exercised and SURP liability which vary with share price.

CONFIDENTIAL | PRELIMINARY ANALYSIS
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Preliminary Segment DCF Analysis
($ in millions, except per share values)
Arrow FY2006E Multiple Range Implied Enterprise Value
Performance Low – High Low – High
Segment Reference Range
Food and Support Services $796 8.4x – 10.5x $6,700 – $8,350
Uniform and Career Apparel
$219 8.0x – 10.1x 1,750 – 2,200
Subtotal $8,450 – $10,550
Unallocated Corporate Expense
(1)
($39) 8.3x – 10.4x ($325) – ($406)
Implied Enterprise Value Range $8,125 – $10,144
(–) Enterprise Value Adjustments
(2)
(1,889) – (1,915)
Implied Equity Value Reference Range $6,236 – $8,229
–
Fully Diluted Shares Outstanding 192.4 – 192.4
Implied Equity Value per Share Reference Range $32 – $43
Enterprise Value /
FY 2006E EBITDA 8.5x – 10.6x
FY 2007E EBITDA 7.9x – 9.9x
FY 2006E EBIT 13.2x – 16.5x
FY 2007E EBIT 12.2x – 15.3x
Price /
FY 2006E EPS 20.0x – 26.4x
FY 2007E EPS 17.4x – 23.0x
Source: Management estimates provided to CS on May 25, 2006.
(1) Includes unallocated cash corporate expenses multiplied by a segment weighted FY 2006E EBITDA multiple.
(2) Adjustments include proceeds from options exercised and SURP liability which vary with share price.

CONFIDENTIAL | PRELIMINARY ANALYSIS
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Food and Support Services –
Preliminary DCF Analysis
Implied Enterprise Value Implied Perpetuity Growth Rate
Source: Management estimates provided to CS on May 25, 2006.
Note: Segment financials exclude corporate overhead.
(1) Assumes disposal of long-term assets allocated based on share of total capital expenditures.
(2) Includes other corporate adjustments allocated based on EBITDA contribution.
($ in millions)
Projected '05A-'11E
FYE 9/30,
2005A 2006E 2007E 2008E 2009E 2010E 2011E CAGR
Sales $9,409 $9,970 $10,509 $11,114 $11,754 $12,423 $13,120 5.7%
% growth – 6.0% 5.4% 5.8% 5.8% 5.7% 5.6%
EBITDA $724.1 $796.1 $849.1 $910.7 $967.6 $1,033.0 $1,094.6 7.1%
% margin 7.7% 8.0% 8.1% 8.2% 8.2% 8.3% 8.3%
Unlevered Net Income $300.6 $330.6 $354.3 $385.6 $417.4 $447.8 $483.6 8.2%
% Margin 3.2% 3.3% 3.4% 3.5% 3.6% 3.6% 3.7%
Depreciation & Amortization $243.0 $267.1 $282.2 $293.8 $299.8 $316.5 $320.9
% of sales 2.6% 2.7% 2.7% 2.6% 2.6% 2.5% 2.4%
Capital Expenditures ($209.2) ($237.8) ($254.6) ($261.2) ($276.4) ($292.4) ($309.0)
% of sales (2.2%) (2.4%) (2.4%) (2.4%) (2.4%) (2.4%) (2.4%)
(Incr.)/Decr. in Working Capital ($31.8) ($8.1) $3.7 $1.6 $2.5 $2.9 $3.3
% of sales (0.3%) (0.1%) 0.0% 0.0% 0.0% 0.0% 0.0%
Unlevered FCF
(1)
$300.9 $324.6 $381.6 $416.7 $440.5 $472.3 $496.5 8.7%
Discount Terminal EBITDA Multiple
Rate 7.5x 8.0x 8.5x 9.0x 9.5x
8.5%
$7,181 $7,545 $7,909 $8,273 $8,637
9.0%
$7,034 $7,390 $7,746 $8,101 $8,457
9.5%
$6,891 $7,238 $7,586 $7,934 $8,281
10.0%
$6,751 $7,091 $7,430 $7,770 $8,110
10.5%
$6,615 $6,947 $7,279 $7,611 $7,944
Discount Terminal EBITDA Multiple
Rate 7.5x 8.0x 8.5x 9.0x 9.5x
8.5%
2.3% 2.7% 3.0% 3.3% 3.6%
9.0%
2.8% 3.2% 3.5% 3.8% 4.0%
9.5%
3.3% 3.6% 4.0% 4.2% 4.5%
10.0%
3.7% 4.1% 4.4% 4.7% 5.0%
10.5%
4.2% 4.6% 4.9% 5.2% 5.5%

CONFIDENTIAL | PRELIMINARY ANALYSIS
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Uniform and Career Apparel –
Preliminary DCF Analysis
Source: Management estimates provided to CS on May 25, 2006.
Note: Segment financials exclude corporate overhead.
(1) Assumes disposal of long-term assets allocated based on share of total capital expenditures.
(2) Includes other corporate adjustments allocated based on EBITDA contribution.
Implied Enterprise Value Implied Perpetuity Growth Rate
($ in millions)
Projected '05A-'11E
FYE 9/30,
2005A 2006E 2007E 2008E 2009E 2010E 2011E CAGR
Sales $1,554 $1,630 $1,713 $1,790 $1,870 $1,954 $2,042 4.7%
% growth – 4.9% 5.1% 4.5% 4.5% 4.5% 4.5%
EBITDA $212.9 $218.8 $238.7 $253.0 $267.7 $283.3 $296.8 5.7%
% margin 13.7% 13.4% 13.9% 14.1% 14.3% 14.5% 14.5%
Unlevered Net Income $85.6 $92.3 $100.6 $107.4 $114.4 $121.8 $127.9 6.9%
% Margin 5.5% 5.7% 5.9% 6.0% 6.1% 6.2% 6.3%
Depreciation & Amortization $75.9 $71.1 $77.7 $81.2 $84.7 $88.5 $92.2
% of sales 4.9% 4.4% 4.5% 4.5% 4.5% 4.5% 4.5%
Capital Expenditures ($85.7) ($78.5) ($86.0) ($90.2) ($94.6) ($99.3) ($104.1)
% of sales (5.5%) (4.8%) (5.0%) (5.0%) (5.1%) (5.1%) (5.1%)
(Incr.)/Decr. in Working Capital ($14.3) ($15.1) ($16.7) ($15.3) ($16.1) ($16.8) ($17.6)
% of sales (0.9%) (0.9%) (1.0%) (0.9%) (0.9%) (0.9%) (0.9%)
Unlevered FCF
(1)
$61.0 $62.4 $74.5 $82.2 $87.7 $93.5 $97.7 8.2%
Discount Terminal EBITDA Multiple
Rate 8.0x 8.5x 9.0x 9.5x 10.0x
9.0%
$1,878 $1,975 $2,071 $2,167 $2,264
9.5%
$1,839 $1,933 $2,027 $2,121 $2,216
10.0%
$1,800 $1,892 $1,985 $2,077 $2,169
10.5%
$1,763 $1,853 $1,943 $2,033 $2,123
11.0%
$1,727 $1,815 $1,903 $1,991 $2,079
Discount Terminal EBITDA Multiple
Rate 8.0x 8.5x 9.0x 9.5x 10.0x
9.0%
4.7% 4.9% 5.2% 5.3% 5.5%
9.5%
5.2% 5.4% 5.6% 5.8% 6.0%
10.0%
5.7% 5.9% 6.1% 6.3% 6.5%
10.5%
6.1% 6.4% 6.6% 6.8% 7.0%
11.0%
6.6% 6.9% 7.1% 7.3% 7.5%

CONFIDENTIAL | PRELIMINARY ANALYSIS
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T Implied Share Price Implied Perpetuity Growth Rate
Source: Management estimates provided to CS on May 25, 2006.
Note: Consolidated financials include corporate overhead.
(1) Includes other corporate adjustments.
Consolidated Preliminary DCF Analysis
($ in millions)
Projected '05A-'11E
FYE 9/30,
2005A 2006E 2007E 2008E 2009E 2010E 2011E CAGR
Sales $10,963 $11,599 $12,222 $12,904 $13,624 $14,378 $15,162 5.6%
% growth – 5.8% 5.4% 5.6% 5.6% 5.5% 5.5%
EBITDA $900.3 $953.8 $1,024.6 $1,097.0 $1,164.8 $1,241.9 $1,312.9 6.5%
% margin 8.2% 8.2% 8.4% 8.5% 8.5% 8.6% 8.7%
Unlevered Net Income $363.3 $384.8 $415.4 $451.3 $487.7 $523.1 $562.4 7.6%
% Margin 3.3% 3.3% 3.4% 3.5% 3.6% 3.6% 3.7%
Depreciation & Amortization $319.0 $338.1 $360.0 $375.0 $384.5 $404.9 $413.1
% of sales 2.9% 2.9% 2.9% 2.9% 2.8% 2.8% 2.7%
Capital Expenditures ($294.9) ($316.3) ($340.5) ($351.4) ($371.0) ($391.6) ($413.2)
% of sales (2.7%) (2.7%) (2.8%) (2.7%) (2.7%) (2.7%) (2.7%)
(Incr.)/Decr. in Working Capital ($46.1) ($23.2) ($13.0) ($13.8) ($13.6) ($13.9) ($14.3)
% of sales (0.4%) (0.2%) (0.1%) (0.1%) (0.1%) (0.1%) (0.1%)
Unlevered FCF
(1)
$338.9 $370.8 $433.6 $475.1 $503.0 $539.3 $566.2 8.9%
Discount Terminal EBITDA Multiple
Rate 7.5x 8.0x 8.5x 9.0x 9.5x
8.5%
$34.49 $36.75 $39.02 $41.29 $43.56
9.0%
$33.57 $35.79 $38.01 $40.23 $42.44
9.5%
$32.69 $34.85 $37.02 $39.19 $41.36
10.0%
$31.82 $33.94 $36.06 $38.18 $40.30
10.5%
$30.98 $33.05 $35.12 $37.19 $39.26
Discount Terminal EBITDA Multiple
Rate 7.5x 8.0x 8.5x 9.0x 9.5x
8.5%
2.6% 2.9% 3.3% 3.5% 3.8%
9.0%
3.1% 3.4% 3.7% 4.0% 4.3%
9.5%
3.5% 3.9% 4.2% 4.5% 4.7%
10.0%
4.0% 4.4% 4.7% 5.0% 5.2%
10.5%
4.5% 4.8% 5.2% 5.4% 5.7%

CONFIDENTIAL | PRELIMINARY ANALYSIS
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Sensitivity Considerations
An average of $150 million of acquisitions per year at historical valuation and performance metrics results in approximately $1.00 per share in value
Every 50 basis point change in capital expenditure as a percent of revenue equates to approximately $1.35 per share in value
Revenue Growth and EBITDA Margin Sensitivity Analysis – Implied Share Price Sensitivity
Every 1.0% of incremental revenue growth equates to approximately $475 million of enterprise value (or approximately $2.45 per share). Every 1.0% of incremental EBITDA margin equates to approximately $1150 million of enterprise value (or approximately $5.80 per share).
Preliminary DCF Sensitivity Analysis
($ in millions)
Incremental Revenue Growth
(200) bps (100) bps 0 bps 100 bps 200 bps
(100) bps
$26.19 $28.17 $30.24 $32.40 $34.66
(50) bps $28.82 $30.94 $33.15 $35.46 $37.88
0 bps
$31.45 $33.70 $36.06 $38.53 $41.10
50 bps $34.08 $36.47 $38.97 $41.59 $44.33
100 bps
$36.70 $39.23 $41.88 $44.65 $47.55
Note: Assumes terminal EBITDA multiple of 8.5x and discount rate of 10.0%.

CONFIDENTIAL | PRELIMINARY ANALYSIS
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